SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        November 2, 2006

INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code         (212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of International Flavors & Fragrances Inc. (‘‘IFF’’ or the ‘‘Company’’) dated November 2, 2006 reporting IFF’s financial results for the third quarter and nine months ended September 30, 2006.

Non-GAAP financial measures: To supplement the Company’s financial results presented in accordance with U.S. Generally Accepted Accounting Principles (‘‘GAAP’’), the Company uses, and has included in the attached press release, certain non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures as disclosed by the Company may also be calculated differently from similar measures disclosed by other companies. To ease the use and understanding of our supplemental non-GAAP financial measures, the Company includes the most directly comparable GAAP financial measure.

The Company uses the non-GAAP financial measure which excludes restructuring and other charges for preparing financial targets, internal budgets and operating plans, evaluating actual performance against targets and budget, assessing historical performance over reporting periods, assessing management performance and assessing operating performance against other companies. This information has also aided the Company’s management and its Board of Directors in decision-making and allocation of resources. A material limitation of this financial measure is that some or all of such special charges represent actual cash outlays and that such measure does not reflect actual GAAP expense. Management compensates for such limitations by clarifying that this measure is only one operating metric used for internal financial analysis and planning purposes and should not be considered in isolation, and by providing the corresponding GAAP financial measure.

The Company uses the non-GAAP financial measure which excludes the effect of the American Jobs Creation Act of 2004 (AJCA) in evaluating actual performance. Management believes that given the unique nature of this item, including this information without the impact of repatriation in the prior year period is more representative of the Company’s operational performance and may assist investors in evaluating the Company’s period to period financial results, in a manner consistent with how management has evaluated such performance.

The Company also discloses, and management internally monitors, the sales performance of international operations on a basis that eliminates the positive or negative effects that result from translating foreign currency sales into U.S. dollars. Management uses this constant dollar measure because it believes that it enhances the assessment of the sales performance of its international operations and the comparability between reporting periods.

Also attached is a copy of the slides to be presented in the conference call and furnished as Exhibit 99.2 to this Form 8-k.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1    Press Release of International Flavors & Fragrances Inc., dated November 2, 2006.

99.2    Slides of International Flavors and Fragrances Inc., dated November 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.
Dated: November 2, 2006	By:	/s/ Douglas J. Wetmore
		Name:	Douglas J. Wetmore
		Title:	Senior Vice President and Chief Financial Officer